DEFERRED UNDERWRITING FEES AND GRANTS	6 Months Ended
Jun. 30, 2022
Deferred Underwriting Fees And Grants
DEFERRED UNDERWRITING FEES AND GRANTS

NOTE 14: DEFERRED UNDERWRITING FEES AND GRANTS

The deferred underwriting fees payable to the underwriters accrued by Agrico Acquisition Corp. as of the closing of the Business Combination described in Note 2 amounted to $5,031 thousand. Pursuant to the settlement and release agreement dated June 26, 2022 between Agrico Acquisition Corp. and Kalera Public Limited Company, these fees were settled with the issuance of 275,000 shares of Kalera common stock and a note payable in the amount of $2,850 thousand due on the thirteen-month anniversary, July 2023. There is no interest payable on this note and the outstanding balance at June 30, 2022 is $2,850 thousand and is included within deferred underwriting fees and grants on the accompanying consolidated balance sheets.

During 2021, the Company obtained a grant from the Singapore Food Agency (SFA) and Singapore Economic Development Board (EDB). The grant has to be used for specific projects per the agreement and maintained until December 31, 2024. In the event the funds are not used per the agreement, the funds have to be returned to the agencies. There is no interest payable on this grant in the event the funds are not used as indicated. The amount payable by the Company as of June 30, 2022 is $2,499 thousand and is included within deferred underwriting fees and grants on the accompanying consolidated balance sheets.